LETTER AGREEMENT NO.
TO GTA No. 1-1028985

Willis Lease Finance Corporation
60 East Sir Francis Drake Boulevard, Suite 209
Larkspur, CA 94939

December 4, 2019

This Letter Agreement No. (hereinafter referred to as the “Letter Agreement”) dated December 12, 2019 (the “Effective Date”), is made and entered into by and between CFM International, Inc. (hereinafter referred to as “CFM”), a company duly organized under the laws of the State of the Delaware, whose registered head office is located at 6440 Aviation Way, West Chester, Ohio, 45069, United States of America, and jointly owned by the General Electric Company, a New York corporation (hereinafter referred to as “GE”) and Safran Aircraft Engines, a French company (hereinafter referred to as “SAE”) and , a company duly organized under the laws of Delaware, whose registered head office is located at 4700 Lyons Technology Parkway, Coconut Creek, Florida 33073, (hereinafter referred to as “Customer”).
CFM and Customer are collectively referred to in this Letter Agreement as the “Parties” or individually as a “Party”.
WHEREAS, CFM and Customer have entered into General Terms Agreement dated December 22, 2017 (hereinafter referred to as “GTA”);

WHEREAS, the GTA contains the applicable terms and conditions governing the sale by CFM and the purchase by Customer of spare engines.

WHEREAS, Customer desires to purchase and take delivery from CFM of fifteen (15) [*] new spare engines and fifteen (15) [*] new spare engines, with the option to purchase up to an additional fifteen (15) [*] new spare engines and up to an additional fifteen (15) [*] new spare engines (the “Spare Engines”) according to the delivery schedule set forth in Attachment A, and under the conditions set forth in the GTA and this Letter Agreement.

PROPRIETARY INFORMATION NOTICE The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.
V2015-May-01-Rev02
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WHEREAS, CFM has offered to provide Customer with a Thrust Lease Program (as more particularly set forth below) to enable Customer to offer higher thrust levels to its lessees; and

WHEREAS, the Parties hereto acknowledge that, as part of the Thrust Lease Program, a mutually agreeable system for tracking the thrust rating leased at above the purchased thrust tor each Spare Engine must be developed and incorporated into an annual financial reconciliation.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

I.	PRICES

A.	General
Base price for the Spare Engines delivered shall be as set forth in Attachment C – Base Prices For [*] Spare Engines, and [*] Spare Engines hereto. These base prices are subject to escalation in accordance with the escalation formula set forth in Attachment D1 or D2.

B.	Payment Terms
At the time of executing this Letter Agreement, Customer shall place a purchase order, and CFM shall render to Customer an invoice, for [*] percent [*] of the Spare Engine base price (unescalated) which Customer shall pay twelve (12) months prior to each Spare Engine’s scheduled delivery with the Payment of the balance, including amount for price escalation to the month of scheduled delivery, to be made on or before delivery of each Spare Engine.

C.	Product Warranties
The standard product warranties for the Spare Engines are as set forth in the GTA, Exhibit A.

D.	Engine Stand and Engine Bag
CFM agrees to provide, [*] shipping stands and [*] engine covers in new condition for each of the Spare Engines purchased and delivered under the Letter Agreement n°2.

E.	[*]

CFM PROPRIETARY INFORMATION

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

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F.	Pre-purchase Inspection
Customer shall be given the opportunity to inspect the Spare Engines and its associated records prior to the respective Delivery Dates, at Customer’s cost. Such inspection shall be coordinated between CFM and Customer with CFM giving thirty (30) days notice to Customer before the expected delivery date and shall not delay delivery more than forty eight (48) hours from the time the Spare Engine is completed and ready for shipment. Promptly after such inspection, Customer shall notify CFM in writing either if the Spare Engine does or does not meet the requirements set forth in the GTA and this Letter Agreement. Following such inspection and until delivery of the Spare Engines to Customer hereunder, CFM will ensure that the Spare Engines remains properly stored, and CFM will not allow any parts to be removed from the Spare Engines.

If the Spare Engines are lost, confiscated, damaged, destroyed or otherwise rendered unfit or unavailable for use prior to the Delivery Date, or if any of the Spare Engines do not meet the requirements set forth in the GTA and this Letter Agreement following the inspection, the Customer will not be liable to purchase the applicable Spare Engine and CFM shall either (i) propose an equivalent replacement new spare engine for Customer to purchase, (ii) promptly refund any progress payments made with respect to the applicable Spare Engine and the cancellation fees set forth in Attachment H shall not apply, or (iii) upon mutual agreement of the Parties, to repair the applicable Spare Engine to bring it into compliance with the requirements set forth in the GTA and this Letter Agreement. Immediately upon the delivery of each Spare Engine to Customer on the respective Delivery Date, Customer shall execute and deliver to CFM a Certificate of Acceptance in the form attached hereto as Attachment E and CFM shall provide Customer with a Bill of Sale in the form attached hereto as Attachment F.

G. Spare Engine Delay Notice

On an annual basis, with at least [*] notice, Customer shall have the ability to delay delivery of Spare Engines ordered pursuant to this Letter Agreement for up to [*] with no penalty. Any Spare Engine which is so delayed must be delivered during the following [*], unless mutually agreed.

H. Assignment of Customer’s Rights to Purchase Spare Engine

Customer shall be permitted, without the prior written consent of CFM, to assign its rights and obligations to purchase any of the Spare Engines pursuant to this Letter Agreement to Customer’s subsidiaries and affiliates, including, Willis Engine Structured Trust IV, Willis Engine Structured Trust III, Willis Engine Securitization Trust II, Willis Aeronautical Services, Inc., Willis Asset Management Limited, CASC Willis Engine Lease Company Limited and Willis Mitsui & Co Engine Support Limited, any wholly-owned subsidiary formed at a future date for the purpose of financing Customer’s assets under its various financing facilities, or an owner

CFM PROPRIETARY INFORMATION

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

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trustee for the benefit such abovementioned affiliates or subsidiaries of Customer (each a “Permitted Assignee” and collectively, the “Permitted Assignees”).

I. [*]

J. Technical Training
For the avoidance of doubt, Customer shall be entitled to technical training for [*] Student-Days at no charge to Customer for each [*], [*], and [*] purchased by Customer pursuant to the terms of technical training in Section III of the GTA.

K. [*] Thrust Upgrade

1.	[*] Thrust Upgrade Purchase
CFM agrees to provide a total of [*] thrust upgrades (thrust rights and plugs) for [*] or [*] engines at a [*] discount from the then-current list price to Customer for Engines over [*] old in any of the following combinations, which shall be determined at Customer’s sole discretion:
o                        [*], and/or
o                        [*], and/or
o                        [*], and/or
o                        [*].
Customer shall at minimum purchase [*] of the [*] by the [*]. Should the minmum number of thrust upgrades not be purchased by the end of [*] then Customer shall reimburse CFM the difference from the [*] discount to a [*] discount.
The expiration date of the [*] thrust upgrades purchase shall be [*].
At Customer’s discretion, Engines may be added to the Thrust Lease Program subject to the terms of Letter Agreement No. 2 dated September 26, 2006 to GTA No. 6-7594, as further amended from time to time.

2.	Right of First Offer

If Customer intends to sell or disassemble any engine that has been upgraded with a thrust upgrade purchased pursuant to section K.1, above, the following procedures shall apply: (i) prior to effecting any such sale or disassembly, Customer shall provide full engine details, allowing CFM Materials to provide a written offer (the “Offer Price”) within [*] business days, which shall be subject to physical inspection of the engine; (ii) Customer shall have the right to accept or reject such offer at any time during the [*]

CFM PROPRIETARY INFORMATION

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

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business day period following delivery (the “Offer Period”); and (iii) if Customer does not accept the Offer Price, Customer shall have the right at any time thereafter to obtain competing bids from any persons or entities, provided that Customer shall not sell such engine or parts for less than the Offer Price without first re-offering the Engine to Seller for such lower price in accordance with the foregoing provisions; and (iv) Customer shall provide CFM Materials with the highest offer it received from any other person or entity, allowing CFM Materials to match such offer, which shall be accepted or rejected by CFM Materials within [*] business days. The parties agree to negotiate in good faith a separate purchase agreement for any CFM Materials offers accepted by Customer.
During the Offer Period (but not less than [*] prior to the end of the Offer Period) Customer agrees to make the engine offered, including all of its records, available for inspection and review by CFM Materials, at Customer’s main MRO facility for the engine, or another agreed upon facility.  The engine inspection shall be at CFM Materials’ sole cost and expense and shall include, but not limited to, a video borescope inspection of the complete gas path, a physical visual inspection of the exterior, a complete inventory of all accessories and photos of the engine.  The engine technical documentations will be reviewed both historical and current data alike and shall consist of at least the items within Schedule 1.

L. Incremental Spare Engine Options

On an annual basis, Customer shall also have the option to add [*] Spare Engine in the given year beginning in [*], provided Customer places a purchase order for a Spare Engine at least [*] months in advance. If Customer places a purchase order for a Spare Engine with less than a [*] month lead time, CFM will use its reasonable efforts, but will not be obligated, to fulfill such order within such period of time. Customer has the option to convert any [*] to a [*] and vice versa provided Customer provides notice at least [*] months in advance. If Customer provides notice less that [*] months in advance, CFM will use its reasonable efforts to fulfill the Customer request in the delivery timeframe based on availability or CFM will fulfill the Customer request at a later date, subject to Customer’s agreement. No more than [*] [*] Spare Engines or [*] [*] Spare Engines will be available in a single year without CFM agreement.

Confidentiality of Information. This Letter Agreement contains information specifically for Customer and CFM, and is subject to the Data article in the GTA.

The obligations set forth in this Letter Agreement are in addition to the obligations set forth in the GTA. In the event of conflict between the terms of this Letter Agreement and the terms of the GTA, the terms of this Letter Agreement shall take precedence. Terms which are capitalized but not specifically otherwise defined when mentioned herein shall have the meaning ascribed to them in the GTA.

CFM PROPRIETARY INFORMATION

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

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IN WITNESS WHEREOF, the Parties hereto, by their duly authorized officers, entered into and executed this Agreement to be effective as of the Effective Date.

For and on behalf of:	For and on behalf of:
Willis Lease Finance Corporation	CFM INTERNATIONAL, INC.

Signature:	Signature:

Printed Name:	Printed Name:

Title:	Title:

CFM PROPRIETARY INFORMATION

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Attachment A- Delivery Schedule

QUANTITY	ENGINE MODEL	DELIVERY DATE
1 Firm	[*]	[*]
1 Firm	[*]	[*]
3 Firm	[*]	[*]
3 Firm	[*]	[*]
4 Firm	[*]	[*]
5 Firm	[*]	[*]
4 Firm	[*]	[*]
5 Firm	[*]	[*]
4 Firm	[*]	[*]
4 Option	[*]	[*]
4 Option	[*]	[*]
4 Option	[*]	[*]
3 Option	[*]	[*]
3 Option	[*]	[*]
4 Option	[*]	[*]
4 Option	[*]	[*]
4 Option	[*]	[*]

CFM PROPRIETARY INFORMATION

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This Letter Agreement is deemed equivalent to having placed a purchase order for the Firm Spare Engine(s). Customer will place a purchase order for any Option Spare Engine it elects to convert to a firm order no later than [*] months prior to its required delivery date.

CFM PROPRIETARY INFORMATION

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Attachment B – Spare Engine serial numbers
covered by the Thrust Lease Program

[*]: [*]
[*]
[*]
[*]
[*]

[*]: [*]
[*]
[*]

[*] more [*] Spare Engines to deliver in 4Q [*] in accordance with Letter Agreement 1 dated December 22, 2017, as amended pursuant to Amendment 2 to Letter Agreement 1, with improved payment terms of [*] of the Spare Engine Base Price (unescalated) as set forth in Attachment C of Letter Agreement 1.

CFM PROPRIETARY INFORMATION

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Attachment C - Base Prices For [*] Spare Engines

ITEM	Base Price
BASIC ENGINE    January 2018 US$
[*]     $[*]
[*]            $[*]

A.	Base prices are effective for basic Spare Engines delivered to Customer on or before [*], subject to adjustment for escalation as defined in Attachment D1 and Attachment D2, respectively.

CFM PROPRIETARY INFORMATION

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Attachment D1 - [*] Price Escalation Formula

[*]

CFM PROPRIETARY INFORMATION

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Attachment D2 - [*] Price Escalation Formula

[*]

CFM PROPRIETARY INFORMATION

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Attachment E - Certicate of Acceptance

Form of

Certificate of Acceptance

________________________ (“Customer”) hereby certifies that pursuant to the Letter Agreement No.1 dated as of [Date], by and between CFM International, Inc. (“Seller”) and Customer (the “Engine Sales Agreement”), in connection with the sale by Seller to Customer of the new CFM International model [*] [or [*]] aircraft engine bearing the manufacturer’s serial number (the “Engine”) Engines:

(a)	Customer has inspected the Engine, including all technical records, and is satisfied the Engine conforms with the delivery condition requirements as set forth in the Engine Sales Agreement;

(b)	Customer has inspected, found to be complete and satisfactory to it and received all of the Engine’s technical documents.
Date: _____________

Company Name

By:________________________________

Name:_____________________________

Title:_______________________________

CFM PROPRIETARY INFORMATION

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Attachment F - Bill of Sale

Form of

BILL OF SALE

Pursuant to the Letter Agreement No. 2, dated [DATE], by and between Willis Lease Finance Corporation and CFM International, Inc. (“Seller”) (the “Engine Sales Agreement”), and for and in consideration of the purchase price, and other good and valuable consideration, the payment of which is described in the Engine Sales Agreement, Seller, the owner of full legal and beneficial title to:
Identification of the Engine
Engine Model            Engine Serial Number
[*]                xxx-xxx

has as of the ___ day of [Date], sold, granted, transferred and delivered all right, title, and interest in and to the above listed engine (the “Engine”) to [enter Buyer entity designated by Willis Lease Finance Corporation] (“Buyer”), and to its successors and assigns, to have and to hold said Engine forever.

Seller hereby warrants to Buyer that at the time of delivery of the Engine to Buyer, Seller was the lawful owner of the Engine with good title thereto; that said the Engine is free from all claims, liens, encumbrances and rights of others; that Seller has good and lawful right to sell the Engine; that there is hereby conveyed to Buyer on the date hereof good and marketable title to the Engine free and clear of all liens, claims, charges and encumbrances and that Seller will warrant and defend such title against all claims and demands of all persons, whomsoever arising from any event or condition occurring prior to the delivery of the Engine by Seller to Buyer.

This Bill of Sale will be governed in accordance with the laws of the State of New York, U.S.A.; except, that New York conflict of law rules will not apply if the result would be the application of the laws of another jurisdiction.

The undersigned has caused this Bill of Sale to be signed by a duly authorized officer as of this ____ day of [Month, Year].

CFM INTERNATIONAL, INC.

By:_____________________________

Printed Name:____________________

Title:____________________________

CFM PROPRIETARY INFORMATION

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Attachment G - Thrust Lease Calculation*
[*]

CFM PROPRIETARY INFORMATION

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Attachment H - Conditions For Delay/Cancellation

1.	Cancellation of Spare Engines

Customer recognizes that harm or damage will be sustained by CFM if Customer fails to accept delivery of the Spare Engines when duly tendered. Within thirty (30) calendar days of any such cancellation or failure to accept delivery occurs, Customer shall remit to CFM cancellation charge equal to [*] of the Spare Engine base price in accordance with Attachment C - Base Prices For [*] Spare Engines and [*] Spare Engines hereto less any progress payments previously remitted.

The Parties acknowledge such cancellation charge to be a reasonable estimate of the minimum harm or damage to CFM in such circumstances.

CFM shall retain any progress payments or other deposits made to CFM for any such cancelled Spare Engine or failure to accept delivery for reasons other than detailed in Section E, Pre-purchase Inspection of this Letter Agreement No. 2. Such progress payments will be applied to the cancellation charge for such Spare Engine. Progress payments held by CFM in respect of any such Spare Engine which are in excess of such amounts will be immediately refunded to Customer, provided Customer is not then in arrears on other amounts owed to CFM.

2.	[*]

CFM PROPRIETARY INFORMATION

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SCHEDULE 1
ENGINE Records and Inspection Description
1.         Engine Records

•	Certified statement on status of each Engine (time and cycle records

•	All shop visit, restoration and repair documents

•	Current AD compliance report (terminated and repetitive) signed and dated on Airline headed paper

•	Current SB status report (to the extent tracked by Seller) signed and dated on Airline headed paper

•	Approved release to service certification for hard time components with remaining hours and cycles

•	Listing of installed on-condition components (to the extent tracked by Seller) signed and dated on Airline headed paper

•	Current engine disc sheets signed and dated on Airline headed paper

•	Complete Back to Birth supporting documentation for each LLP on each engine

•	Manufacturer Delivery Document (EDS)

•	Condition Monitoring Report

•	Engine Master Record of installation/removals

•	Last Borescope report, including video if available

•	Last Test cell run report (if available)

•	Last on-wing ground run, if applicable

•	Statement that Engines were not involved in an accident or incident in the form attached hereto as Schedule 2

•	Approved release to service certification for hard time components

•	Type of engine oil used on signed and dated Airline headed paper

•	JAR Form 1/8130‑3 release to service for each engine shop visit

•	Power rating operation statement on signed and dated Airline headed paper

CFM PROPRIETARY INFORMATION

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SCHEDULE 2

FOR EACH ENGINE

EXAMPLE FORM OF

CERTIFICATION STATEMENT

[INSERT: Seller’s Company Name] certifies that, to the best of its knowledge, the used (manufacturer’s name) aircraft (engine/module) model (model type) bearing the manufacturer’s serial number            (the “Engine”):

*
Was not removed from an aircraft that has been subjected to any extreme heat or other form of extreme stress, e.g. major engine failure, fire, or involved in an incident or accident as defined by the relevant regulating authority.

*
Does not have and has not had any Parts Manufacturer Approval parts, non-OEN approved DERs or non-Type Certificate Holder repaired parts installed other than those authorized by the engine manufacturer;

*	Has not been immersed in salt water or otherwise exposed to corrosive agents outside normal operation;

*	Was not obtained from, nor operated by, any Government, or any military sources; and

*	Was maintained and stored in accordance with OEM standard procedures.

Last Operator:

EXECUTED THIS                             /                                 /
                                Month             Day                                   Year

                                                                                                                                                                                                                                             [INSERT: Seller’s Company Name]

By: __________________________________________

Name:_________________________________________

Title:__________________________________________

CFM PROPRIETARY INFORMATION

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

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